UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 19, 2004
                                                        (October 18, 2004)

                                Friedman's Inc.
             (Exact Name of Registrant as Specified in its Charter)


  Delaware                         0-22356                      58-20583
---------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission File        (IRS Employer
      of Incorporation)                Number)          Identification No.)


                             171 Crossroads Parkway
                            Savannah, Georgia 31422
                    (Address of Principal Executive Offices)


                                 (912) 233-9333
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Principal Officers;
                  Election of Directors; Appointment of Principal Officers.

On October 18, 2004, Peter Thorner was elected to the Board of Directors (the "Board") of Friedman's Inc. (the "Company") by the written consent of the Company's controlling stockholder. The Board has not yet determined on which of its committees Mr. Thorner will serve.

There are no arrangements or understandings between Mr. Thorner and any other person pursuant to which Mr. Thorner was selected as a director. There are no transactions to which the Company is a party and in which Mr. Thorner had a material interest that are required to be disclosed under Item 404(a) of Regulation S-K. The text of the press release announcing the election of Mr. Thorner is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

         (c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number                Description
------                -----------

Exhibit 99.1          Press release dated October 19, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FRIEDMAN'S INC.


Date: October 19, 2004                      By: /s/ C. Steven Moore
                                                -----------------------------
                                                C. Steven Moore
                                                Chief Administrative Officer
                                                and General Counsel

                                 EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

Exhibit 99.1          Press release dated October 19, 2004